Exhibit 10.2


THIS WARRANT AND THE SECURITIES PURCHASABLE UPON THE EXERCISE OF THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT MADE UNDER THE SECURITIES ACT OF 1933, as amended (THE "1933 ACT") OR PURSUANT TO AN EXEMPTION FROM THE 1933 ACT

            THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. NEW YORK TIME
                     ON THE EXPIRATION DATE OF THIS WARRANT

                                                             175,000 SHARES

                                                             March 21, 1996


                           WARRANT FOR THE PURCHASE OF
                       COMMON STOCK, PAR VALUE $.01 SHARES

                              LUNN INDUSTRIES, INC.
             (Incorporated Under the Laws of the State of Delaware)

     This is to certify that, for value received, J.E. SHEEHAN & COMPANY, INC. and/or its designees is entitled to purchase, subject to the terms and conditions hereinafter set forth during the period specified in Paragraph 1 below, an aggregate of 175,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of LUNN INDUSTRIES, INC. (hereinafter called the "Corporation" or the "Company") at the purchase price of $0.40 per share (the "Purchase Price"), and to receive a certificate or certificates for the shares of Common Stock so purchased, upon presentation and surrender to the Corporation of this Warrant with the form of Subscription duly executed and accompanied by payment by certified or cashier's check of the Purchase Price for the shares of Common Stock. The purchase rights represented by this Warrant are exercisable at the option of the registered owner hereof, at any time or from time to time in whole or in part, subject to the terms and conditions set forth herein.

     1. Exercise Period. The rights hereunder to purchase shares of Common Stock shall be exercisable by the registered owner hereof at any time after ninety
(90) days from the issuance hereof and until March 31, 2001 (the "Expiration Date").

     2. Stock To Be Fully Paid. The Corporation covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

     3. Adjustment of Price and Number of Shares Purchasable.

     (a) The number of shares of Common Stock purchasable upon the exercise of this Warrant and the Purchase Price per share of Common Stock shall be subject to adjustment from time to time as set forth herein. No fractional shares of

Common Stock or script representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but the Corporation shall pay to the owner upon the exercise of this Warrant, or any


                                       16



portion thereof, an amount in cash equal to the fair market value of that proportion of a share of Common Stock otherwise issuable hereunder.

     (b) In the event the Corporation shall, at any time during the Warrant Exercise Period, issue or sell any Common Stock or rights to purchase Common Stock or Convertible Securities where the issue, exercise or conversion price per share is less than the Purchase Price (the "Event") then the Purchase Price and the number of shares purchasable pursuant to this Warrant shall be adjusted as follows:

          (i) The Purchase Price in effect immediately prior to the Event shall be multiplied by a fraction, the numerator of which shall be the purchase, exercise or conversion price of the additional securities issued or to be issued and the denominator of which shall be the Purchase Price in effect immediately prior to such issue or sale of additional securities.

          (ii) The number of shares purchasable upon exercise of this Warrant immediately prior to the Event shall be adjusted by multiplying such number of shares purchasable by a fraction, the numerator of which shall be the total number of shares of the Corporation issued and outstanding prior to the Event plus the number of shares which are issued or will be issuable on account of the Event divided by the number of shares issued and outstanding immediately prior to the Event.

Provided, however, not included as an "Event" as described above shall be the issuance by the Corporation of stock options to key employees of the Corporation pursuant to employee stock option or similar plans; provided, further, that the aggregate number of shares of Common Stock issuable pursuant to all employee plans adopted of the Corporation shall not exceed ten (10%) percent of the issued and outstanding Common Stock of the Corporation as of the date hereof.

     4. Reservation of Shares. The Corporation agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares of Common Stock issuable upon the exercise of this and all other options, warrants or other rights to purchase shares of Common Stock outstanding.

     5. Voting Rights and Dividends. This Warrant shall not entitle the owner hereof to any voting rights or other rights as a shareholder of the Corporation, or to any other rights whatsoever except the rights herein expressed and as are set forth, and no dividends shall be payable or accrue in respect of this Warrant or the interest represented hereby or the shares of Common Stock purchasable hereunder until or unless, and except to the extent that, this

Warrant shall be exercised.

     6. Change in Number of Shares as a Whole. If at any time or from time to time the Corporation shall by subdivision, dividend, split, reverse split, combination, consolidation, reorganization, recapitalization or reclassification of shares, or otherwise, change as a whole the outstanding shares of Common Stock into a different number or class of shares, the number and class of shares so changed shall, for the purposes of this Warrant and the terms and conditions hereof, replace the shares outstanding immediately prior to such change, and the purchase price for shares of Common Stock set forth in


                                       17


this Warrant and the number of shares of Common Stock purchasable under this Warrant immediately prior to the date upon which such change shall become effective shall be proportionately adjusted.

     7. Merger or Consolidation with Another Company. If at any time while this Warrant is outstanding the Corporation shall consolidate with or merge into another corporation, the owner hereof shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common stock purchasable hereunder immediately prior to the date upon which such consolidation or merger shall become effective, the securities or property to which a holder of one share of Common Stock would have been entitled upon such consolidation or merger, without any change in or payment in addition to the Purchase Price per share of Common Stock set forth in this Warrant in effect immediately prior to such merger or consolidation, and the Corporation shall take such steps in connection with such consolidation or merger as may be necessary to assure that all of the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of this Warrant. The Corporation shall not effect any such consolidation or merger unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting therefrom shall assume by written instrument executed and mailed to the registered owner hereof at the address of such owner shown on the books of the Corporation the obligation to deliver to such owner such securities or property as in accordance with the foregoing provisions such owner shall be entitled to purchase. A sale of all or substantially all of the assets of the Corporation for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     8.   Registration Rights.

     The holder(s) of this Warrant shall be entitled to join with holders of the Company's Common Stock purchased pursuant to the Company's private placement (the "Offering") dated March 1, 1996 (the "Shares") in requesting registration of all or any part of the securities underlying this Warrant.

          (a) Registration Rights; Requests For Registration.

          (1) The holders of a majority of the aggregate of (i) the number of

Shares actually sold in the Offering and (ii) the securities underlying these Warrants (together the "Registerable Shares") and the Warrants shall be entitled at any time from the ninety-first day following the Closing of the Offering up to and including March 31, 2002, to make a one-time request that the Company register for resale under the 1933 Act all or any number of the Registerable Shares, provided that the Company shall have filed by the date of such request the Company's Annual Report (Form 10-KSB) and the Company's Quarterly Report (Form 10-QSB) with the Securities and Exchange Commission for the Company's fiscal year ended December 31, 1995 and the Company's fiscal quarter ended March 31, 1996, respectively, containing all financial information regarding the Company and its subsidiaries as is required by the applicable rules of the Securities and Exchange Commission so as to permit any Registration Statement filed by the Company in accordance with its registration obligation herein to become effective as provided by applicable rules and regulations promulgated by the Commission. Such Annual Report shall be filed as promptly as practicable after the close of the Company's fiscal


                                       18


year ended December 31, 1995.

     Within ten days after receipt of any such request, the Company will give written notice of such request to all other holders of Registerable Shares and will include in such registration all Registerable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the Company's notice is mailed. The registration requested pursuant to this paragraph (8)(a)(l) is referred to herein as the "Demand Registration".

     For purposes of this one-time right to demand registration, a registration will not count as the Demand Registration until (i) it has become effective and
(ii) the holders of the Registerable Shares are able to sell all the Registerable Shares requested to be included in such registration. The Demand Registration may be made on a short registration form (on Form S-3 or any similar short registration form) provided the Company is permitted under applicable rules promulgated by the Securities and Exchange Commission to use such short form.

     (2) Whenever, during the period ending March 31, 2002, the Company proposes to register (either on its own behalf or on behalf of holders of its equity securities other than the holders of Registerable Shares in their capacity as holders of the Registerable Shares) any of its equity securities under the 1933 Act (other than pursuant to the Demand Registration), and the registration form to be used may be used for a registration of the Registerable Shares, the Company will give prompt written notice to all holders of the Registerable Shares of its intention to effect such a registration and will include in such registration all Registerable Shares with respect to which the Company has received written request by the holders thereof for inclusion therein within 15 days after the mailing of the Company's notice. Any registrations requested pursuant to this paragraph (8)(a)(2) are referred to herein as "Piggyback Registrations."

     (b) The Demand Registration.


     (1) Priority of Demand Registration.

     The Company will not include in the Demand Registration any other of its equity securities without the written consent of the holders of a majority of the Registerable Shares requesting such registration. If a Demand Registration is an underwritten offering, and the managing underwriters of such offering advise the Company in writing that, in their opinion, the number of Registerable Shares and other equity securities to be included exceeds the number of Registerable Shares and other equity securities which can be sold in such offering, the Company will include in such registration prior to the inclusion of any other of the Company's equity securities, the number of Registerable Shares requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders based on a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Demand Registration by all holders of the Registerable Shares.

     (2) Restrictions on Demand Registration.

     The Company will not be obligated to effect more than one Demand


                                       19


Registration and shall be so obligated only if the holders of the majority of the Registerable Shares so request such registration. Further, the Company will not be obligated to effect the Demand Registration within three months after the effective date of a registration in which the holders of the Registerable Shares exercised their "piggyback registration" rights pursuant to paragraph (8)(a)(2) hereof.

     (3) Selection of Underwriters.

     Subject to a right of first refusal on the part of J.E. Sheehan & Company, Inc., the Company shall have the exclusive right to select the underwriter(s), including the exclusive right to designate the managing underwriter(s), with respect to the Demand Registration offering. Nothing herein shall prevent the holders of the Registerable Shares who have requested the Demand Registration from submitting a recommendation(s) with respect to any underwriters and/or managing underwriters.

     (4) Expenses of the Demand Registration.

     The Company shall pay all expenses incident to the Demand Registration, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company in connection with the Demand Registration. The holders of the Registerable Shares requesting the Demand Registration will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Demand Registration and fees of their counsel and advisers, if any.

     (c) Piggyback Registrations.

     (1) Priority on Primary Registrations.

     If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities the Company proposes to sell, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of the Registerable Shares and (iii) third, any other equity securities requested to be included in such registration.

     (2) Priority on Secondary Registrations.

     If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's equity securities (other than holders of the Registerable Shares in their capacity as holders of the Registerable Shares}, and the managing underwriters advise the Company in writing that, in their opinion, the number of equity securities requested to be included in


                                       20


such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) first, the equity securities to be sold in the secondary offering by the holders of the Company's equity securities, (ii) second, the Registerable Shares requested to be included in such Piggyback Registration, pro rata among the holders of such Registerable Shares based upon a fraction, with respect to each holder, the numerator of which is the number of Registerable Shares requested to be sold by such holder, and the denominator of which is the number of Registerable Shares requested to be included in such Piggyback Registration by all holders of Registerable Shares, and (iii) third, any other equity securities requested to be included in such registration.

     (3) Expenses of Piggyback Registrations.

     The Company shall pay all expenses incident to Piggyback Registrations, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent, certified public accountants, underwriters (excluding discounts and commissions) and any other persons retained by the

Company in connection with such Piggyback Registrations. The holders of the Registerable Shares requesting the Piggyback Registration(s) will be required to pay their pro rata share of any underwriter and/or brokerage commissions attributable to the inclusion of the Registerable Shares in the Piggyback Registration(s) and fees of this counsel and advisers, if any.

     (d) Other Registrations.

     If the Company has previously filed a registration statement with respect to the Registerable Shares pursuant to a Demand Registration or pursuant to a Piggyback Registration and if such previous registration has been prosecuted diligently by the Company and has not been withdrawn or abandoned, the Company will not be obligated to file or cause to be effective any other registration statement with respect to any of the Registerable Shares under the 1933 Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of three months has elapsed from the effective date of such previous Demand or Piggyback Registration.

     (e) Holdback Agreement.

     (1} Each holder of Registerable Shares agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten Registration), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree. This restriction shall not apply in the case of Registerable Shares which have been registered previously in either the Demand or a Piggyback Registration or in the case of Registerable Shares included in a shelf registration.

     (2) The Company agrees not to effect any public sale or distribution


                                       21


of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the ninety day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered Demand or Piggyback public offering otherwise agree.

     (f) Scope of Registration Rights; Registration Procedures.

     The Company's registration obligations under this Subscription Agreement include the obligation, if so requested by the holders of a majority of the Registerable Shares, to effectuate a shelf registration of the Registerable Shares under Rule 415. Whenever the holders of Registerable Shares have requested that any Registerable Shares be registered (either Demand or Piggyback), the Company will use its best efforts to effect the registration and the sale of such Registerable Shares with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible.


     (1) Prepare and promptly (i.e., within ninety (90) days of demand) file with the Securities and Exchange Commission a registration statement which may be, to the extent the Company is permitted to do so under applicable rules promulgated by the Securities and Exchange Commission, a short-form registration statement with respect to such Registerable Shares and use its best efforts to cause such registration statement to become effective as expeditiously as possible;

     (2) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of distribution by the sellers thereof set forth in such registration statement;

     (3) Furnish to each seller of the Registerable Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus, if any) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller;

     (4) Use its best efforts to promptly register or qualify such Registerable Shares under such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller provided that the Company will not be required to

          (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;

          (ii) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this subparagraph;

          (iii) consent to general service of process in any jurisdiction where it would not otherwise be subject to process but for this


                                       22


          subparagraph;

     (5) notify each seller of such Registerable Shares, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such

Registerable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

     (6) enter into any such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of the Registerable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such registered Registerable Shares; and

     (7) make available for inspection by any seller of the Registerable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     (g) Indemnification.

     (1) The Company agrees to indemnify, to the extent permitted by law, each holder of the Registerable Shares, its officers and directors and each person who controls such holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities and expenses caused by any untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereto or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holders' failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same;

     (2) In connection with any registration statement in which a holder of Registerable Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any


                                       23


statement thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify as set forth herein will be several, not joint and several, among such holders of Registerable Shares and the liability of each such holder of Registerable Shares will be in proportion to and limited to the net amount received by such holder from the sale of the Registerable Shares pursuant to such registration statement;

     (3) Any person entitled to indemnification hereunder will

          (i) give prompt written notice to the indemnifying party of any claim with respect to which such person seeks indemnification, and

          (ii) unless in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent, but such consent will not be unreasonably withheld. An indemnifying party who is not entitled to or elects not to assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     9. Notice of Change. Upon the happening of any event requiring an adjustment of the purchase price per share of Common Stock set forth in this Warrant, the Corporation shall forthwith give written notice thereof to the registered owner of this Warrant stating such adjusted purchase price and the adjusted number of shares of Common Stock purchasable upon the exercise of this Warrant resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Corporation shall determine the computation made hereunder.

     10. Dissolution Provisions and Notice. In case any voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall at any time be proposed, the Corporation shall give at least twenty (20) days prior written notice thereof to the registered owner hereof stating the date on which such event is to take place and the date (which shall be at least twenty (20) days after the giving of such notice) as of which the holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding up (on which date, in the event such dissolution, liquidation or winding up shall actually take place, this Warrant and all rights with respect hereto shall terminate). Notices pursuant to this paragraph shall be given by first class mail, postage prepaid, addressed to the registered owner of this Warrant at the address of such owner appearing in the records of the Corporation.


                                       24



     11. Title. This Warrant is issued subject to the condition, and every owner of this Warrant by accepting the same agrees with every subsequent owner of this Warrant and with the Corporation, that title to this Warrant and all rights hereunder shall be transferable by delivery of this Warrant duly endorsed, subject to Paragraph 12 below, and the Corporation and all persons dealing with this Warrant may treat the registered owner of this Warrant, or when this Warrant is presented duly endorsed in blank or endorsed to a specified person, the Corporation and all persons dealing with this Warrant may treat that holder or person, as the absolute owner hereof for all purposes, any notice to the contrary notwithstanding.

     12. Covenants. The above provisions are subject to the following: This Warrant and the shares of Common stock purchasable upon exercise of this Warrant have not been registered under the Securities Act of 1993, as amended (the "1933 Act"). This Warrant has been issued for investment purposes only and is not intended to be distributed or resold, and the owner of this Warrant may not pledge, hypothecate, grant a security interest in or otherwise transfer this Warrant or any shares of Common Stock purchased upon the exercise of this Warrant without an effective registration statement for such Warrant or such shares of Common Stock or an opinion of counsel for the Corporation that registration of this Warrant or such shares of Common stock is not required under the 1933 Act. Any shares of Common stock issued upon the exercise of this Warrant shall bear the following legend:

          The shares of Common Stock of Lunn Industries, Inc. (the "Company") represented by this Certificate may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless they have first been registered under the Securities Act of 1933, as amended, or unless, in the opinion of counsel reasonably satisfactory to the Company, such registration is not required.

     13. Absolute Ownership. The Corporation may deem and treat the registered owner of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     14. Investment Letter. Upon exercise of this Warrant, as a condition precedent to the Corporation's obligation to issue shares pursuant hereto (unless the shares underlying this warrant have theretofore been registered under the 1933 Act), the registered owner of this Warrant shall execute an investment letter reasonably satisfactory to counsel for the Corporation and deliver such investment letter to the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed and attested by its duly authorized officers and has caused its corporate seal to be hereunder affixed.


         LUNN INDUSTRIES, INC.


         By:   ________________________________
                  Alan Baldwin

                  Chief Executive Officer
                  Chairman of the Board




                                       25


ATTEST:

___________________________________
Secretary






                                       26